EX-99.23(d)(128)

                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This Amendment is made as of December 3, 2007,  between JNL Series Trust, a
Massachusetts   business   trust  (the  "Trust")  and  Jackson   National  Asset
Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement").

     WHEREAS, the parties wish to amend the Advisory Agreement in order to reflect the addition of eight new funds: 1) JNL/S&P 4 Fund; 2) JNL/S&P Dividend Income & Growth Fund; 3) JNL/S&P Intrinsic Value Fund; 4) JNL/S&P Competitive Advantage Fund; 5) JNL/S&P Total Yield Fund; 6) JNL/PAM China-India Fund; 7) JNL/PAM Asia ex-Japan Fund; and 8) JNL/Capital Guardian International Small Cap Fund.

     WHEREAS, in order to reflect the sub-adviser change from Wellington Management Company, LLP to Capital Guardian Trust Company for two funds: 1) JNL/Select Large Cap Growth Fund; and 2) JNL/Select Global Growth Fund.

     WHEREAS, in order to reflect the name change for the JNL/Select Large Cap Growth Fund to JNL/Capital Guardian U.S. Growth Equity Fund; and the JNL/Select Global Growth Fund to JNL/Capital Guardian Global Diversified Research Fund.

     WHEREAS, in order to reflect a change in sub-adviser from Pyramis Global Advisors, LLC to Capital Guardian Trust Company for the JNL/FI Balanced Fund.

     WHEREAS, in order to reflect a name change for the JNL/FI Balanced Fund to JNL/Capital Guardian Global Balanced Fund.

     WHEREAS,  in order to  reflect a change  in  sub-adviser  from J.P.  Morgan
Investment  Management  Inc.  to  A  I  M  Capital  Management,   Inc.  for  the
JNL/JPMorgan International Equity Fund.

     WHEREAS,   in  order  to  reflect  a  name  change  for  the   JNL/JPMorgan
International Equity Fund to the JNL/AIM International Growth Fund.

     WHEREAS, in order to reflect a change in sub-adviser from Putnam Investment Management, LLC to PPM America, Inc. for the JNL/Putnam Equity Fund.

     WHEREAS, in order to reflect a name change for JNL/Putnam Equity Fund to JNL/PPM America Core Equity Fund.

     WHEREAS, in order to reflect the merger of the JNL/Putnam Midcap Growth Fund into the JNL/FI Mid-Cap Equity Fund, and a subsequent change in sub-adviser of the JNL/FI Mid-Cap Equity Fund from Pyramis Global Advisors, LLP to J.P. Morgan Investment Management, Inc.

     WHEREAS, in order to reflect a name change for the JNL/FI Mid-Cap Equity Fund to JNL/JPMorgan MidCap Growth Fund.

     WHEREAS, in order to reflect a change in the advisory fee rate for the JNL/AIM Large Cap Growth Fund.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated December 3, 2007, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated December 3, 2007, attached hereto.

     3. This Amendment may be executed in two or more counterparts which together shall constitute one document.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Amendment to be executed by their duly authorized officers as of this 3rd day of December, 2007.

JNL SERIES TRUST                         JACKSON NATIONAL ASSET MANAGEMENT, LLC


By: __________________________________   By: _________________________________
Name:    Susan S. Rhee                   Name:    Mark D. Nerud
Title:   Vice President, Counsel,        Title:   President
         and Secretary

                                   SCHEDULE A
                             DATED DECEMBER 3, 2007
                                 (List of Funds)
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                        JNL/AIM International Growth Fund
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                          JNL/AIM Large Cap Growth Fund
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                            JNL/AIM Real Estate Fund
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                          JNL/AIM Small Cap Growth Fund
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                JNL/Capital Guardian International Small Cap Fund
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                  JNL/Capital Guardian U.S. Growth Equity Fund
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              JNL/Capital Guardian Global Diversified Research Fund
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                    JNL/Capital Guardian Global Balanced Fund
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                 JNL/Credit Suisse Global Natural Resources Fund
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                        JNL/Credit Suisse Long/Short Fund
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                           JNL/Eagle Core Equity Fund
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                         JNL/Eagle SmallCap Equity Fund
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                  JNL/Franklin Templeton Founding Strategy Fund
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                    JNL/Franklin Templeton Global Growth Fund
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                       JNL/Franklin Templeton Income Fund
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                    JNL/Franklin Templeton Mutual Shares Fund
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                   JNL/Franklin Templeton Small Cap Value Fund
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                      JNL/Goldman Sachs Core Plus Bond Fund
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                      JNL/Goldman Sachs Mid Cap Value Fund
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                   JNL/Goldman Sachs Short Duration Bond Fund
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                      JNL/JPMorgan International Value Fund
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                         JNL/JPMorgan MidCap Growth Fund
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                JNL/JPMorgan U.S. Government & Quality Bond Fund
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                        JNL/Lazard Emerging Markets Fund
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                         JNL/Lazard Small Cap Value Fund
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                          JNL/Lazard Mid Cap Value Fund
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                   JNL/Mellon Capital Management Index 5 Fund
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                   JNL/Mellon Capital Management 10 x 10 Fund
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                JNL/Mellon Capital Management S&P 500 Index Fund
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             JNL/Mellon Capital Management S&P 400 MidCap Index Fund
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               JNL/Mellon Capital Management Small Cap Index Fund
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             JNL/Mellon Capital Management International Index Fund
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                  JNL/Mellon Capital Management Bond Index Fund
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         JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
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                       JNL/Oppenheimer Global Growth Fund
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                           JNL/PAM Asia ex-Japan Fund
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                            JNL/PAM China-India Fund
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                           JNL/PIMCO Real Return Fund
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                        JNL/PIMCO Total Return Bond Fund
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                        JNL/PPM America Core Equity Fund
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                      JNL/PPM America High Yield Bond Fund
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                        JNL/PPM America Value Equity Fund
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                            JNL/Select Balanced Fund
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                          JNL/Select Money Market Fund
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                              JNL/Select Value Fund
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                              JNL/Select Value Fund
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                    JNL/T. Rowe Price Established Growth Fund
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                      JNL/T. Rowe Price Mid-Cap Growth Fund
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                          JNL/T. Rowe Price Value Fund
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                           JNL/S&P Managed Growth Fund
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                        JNL/S&P Managed Conservative Fund
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                      JNL/S&P Managed Moderate Growth Fund
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                          JNL/S&P Managed Moderate Fund
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                     JNL/S&P Managed Aggressive Growth Fund
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                         JNL/S&P Retirement Income Fund
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                          JNL/S&P Retirement 2015 Fund
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                          JNL/S&P Retirement 2020 Fund
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                          JNL/S&P Retirement 2025 Fund
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                    JNL/S&P Moderate Retirement Strategy Fund
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                JNL/S&P Moderate Growth Retirement Strategy Fund
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                     JNL/S&P Growth Retirement Strategy Fund
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                        JNL/S&P Disciplined Moderate Fund
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                    JNL/S&P Disciplined Moderate Growth Fund
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                         JNL/S&P Disciplined Growth Fund
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                       JNL/S&P Competitive Advantage Fund
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                      JNL/S&P Dividend Income & Growth Fund
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                          JNL/S&P Intrinsic Value Fund
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                            JNL/S&P Total Yield Fund
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                                 JNL/S&P 4 Fund
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                                   SCHEDULE B
                             DATED DECEMBER 3, 2007
                                 (Compensation)

------------------------------------------------------ ---------------------------------- ----------------------------
                        FUND                                        ASSETS                        ADVISORY FEE
                                                                                             (ANNUAL RATE BASED ON
                                                                                          AVERAGE NET ASSETS OF EACH
                                                                                                     FUND)
------------------------------------------------------ ---------------------------------- ----------------------------
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/AIM International Growth Fund                         $0 to $150 million                          .70%
                                                          $150 million to $500 million                .65%
                                                          Over $500 million                           .60%
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JNL/AIM Large Cap Growth Fund                             $0 to $150 million                          .70%
                                                          Over $150 million                           .65%
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JNL/AIM Real Estate Fund                                  $0 to $50 million                           .75%
                                                          Over $50 million                            .70%
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JNL/AIM Small Cap Growth Fund                             $0 to $300 million                          .85%
                                                          Over $300 million                           .80%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Capital Guardian International                        $0 to $500 million                          .95%
Small Cap Fund                                            Over $500 million                           .90%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Capital Guardian U.S. Growth Equity Fund              $0 to $150 million                          .70%
                                                          $150 million to $500 million                .65%
                                                          $500 million to $750 million                .60%
                                                          Over $750 million                           .55%
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JNL/Capital Guardian Global                               $0 to $150 million                          .75%
Diversified Research Fund                                 $150 million to $500 million                .70%
                                                          $500 million to $750 million                .65%
                                                          Over $750 million                           .60%
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JNL/Capital Guardian Global Balanced Fund                 $0 to $500 million                          .65%
                                                          Over $500 million                           .60%
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JNL/Credit Suisse Global Natural Resources Fund           $0 to $300 million                          .70%
                                                          Over $300 million                           .60%
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JNL/Credit Suisse Long/Short Fund                         $0 to $300 million                          .85%
                                                          Over $300 million                           .75%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Eagle Core Equity Fund                                $0 to $10 million                           .65%
                                                          $10 million to $300 million                 .60%
                                                          Over $300 million                           .55%
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JNL/Eagle SmallCap Equity Fund                            $0 to $100 million                          .75%
                                                          $100 million to $500 million                .70%
                                                          Over $500 million                           .65%
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JNL/Franklin Templeton Founding Strategy Fund             All Assets                                    0%
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JNL/Franklin Templeton Global Growth Fund                 $0 to $300 million                          .75%
                                                          $300 million to $500 million                .65%
                                                          Over $500 million                           .60%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Franklin Templeton Income Fund                        $0 to $100 million                          .80%
                                                          $100 million to $200 million                .75%
                                                          $200 million to $500 million                .65%
                                                          Over $500 million                           .60%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Franklin Templeton Mutual Shares Fund                 $0 to $500 million                          .75%
                                                          Over $500 million                           .70%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Franklin Templeton Small Cap Value Fund               $0 to $200 million                          .85%
                                                          $200 million to $500 million                .77%
                                                          Over $500 million                           .75%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Goldman Sachs Core Plus Bond Fund                     $0 to $500 million                          .60%
                                                          Over $500 million                           .55%
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JNL/Goldman Sachs Mid Cap Value Fund                      $0 to $100 million                          .75%
                                                          Over $100 million                           .70%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Goldman Sachs Short Duration Bond Fund                $0 to $250 million                          .45%
                                                          Over $250 million                           .40%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/JPMorgan International Value Fund                     $0 to $150 million                          .70%
                                                          $150 million to $500 million                .65%
                                                          Over $500 million                           .60%
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JNL/JPMorgan MidCap Growth Fund                           $0 to $250 million                          .70%
                                                          $250 million to $750 million                .65%
                                                          $750 million to $1,500 million              .60%
                                                          Over $1,500 million                         .55%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/JPMorgan U.S. Government & Quality Bond Fund          $0 to $150 million                          .50%
                                                          $150 million to $300 million                .45%
                                                          $300 million to $500 million                .40%
                                                          Over $500 million                           .35%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Lazard Emerging Markets Fund                          $0 to $100 million                          1.00%
                                                          $100 million to $250 million                .90%
                                                          Over $250 million                           .85%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Lazard Mid Cap Value Fund                             $0 to $100 million                           .75%
                                                          $100 million to $250 million                .70%
                                                          Over $250 million                           .65%
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JNL/Lazard Small Cap Value Fund                           $0 to $500 million                          .75%
                                                          Over $500 million                           .70%
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JNL/Mellon Capital Management S&P 500 Index Fund          $0 to $500 million                          .29%
                                                          $500 million to $750 million                .24%
                                                          Over $750 million                           .23%
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JNL/Mellon Capital Management S&P 400 MidCap Index        $0 to $500 million                          .29%
Fund                                                      $500 million to $750 million                .24%
                                                          Over $750 million                           .23%
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JNL/Mellon Capital Management Small Cap Index Fund        $0 to $500 million                          .29%
                                                          $500 million to $750 million                .24%
                                                          Over $750 million                           .23%
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JNL/Mellon Capital Management International Index         $0 to $500 million                          .30%
Fund                                                      $500 million to $750 million                .25%
                                                          Over $750 million                           .24%
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JNL/Mellon Capital Management Bond Index Fund             $0 to $500 million                          .30%
                                                          $500 million to $750 million                .25%
                                                          Over $750 million                           .24%
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JNL/Mellon Capital Management Enhanced S&P 500 Stock      $0 to $50 million                           .50%
Index Fund                                                Over $50 million                            .45%
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JNL/Mellon Capital Management 10 x 10 Fund                All assets                                  0%
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JNL/Mellon Capital Management Index 5 Fund                All assets                                  0%
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JNL/Oppenheimer Global Growth Fund                        $0 to $300 million                          .70%
                                                          Over $300 million                           .60%
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JNL/PAM Asia ex-Japan Fund                                $0 to $500 million                          .90%
                                                          Over $500 million                           .85%
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JNL/PAM China-India Fund                                  $0 to $500 million                          .90%
                                                          Over $500 million                           .85%
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JNL/PIMCO Real Return Fund                                $0 to $1 billion                            .50%
                                                          Over $1 billion                             0.475%
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JNL/PIMCO Total Return Bond Fund                          All assets                                  .50%
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JNL/PPM America Core Equity Fund                          $0 to $150 million                          .65%
                                                          $150 million to $300 million                .60%
                                                          Over $300 million                           .575%
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JNL/PPM America High Yield Bond Fund                      $0 to $150 million                          .50%
                                                          $150 million to $500 million                .45%
                                                          Over $500 million                           .425%
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JNL/PPM America Value Equity Fund                         $0 to $300 million                          .55%
                                                          Over $300 million                           .50%
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JNL/Select Balanced Fund                                  $0 to $50 million                           .55%
                                                          $50 million to $150 million                 .50%
                                                          $150 million to $300 million                .475%
                                                          $300 million to $500 million                .45%
                                                          Over $500 million                           .425%
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JNL/Select Money Market Fund                              $0 to $500 million                          0.28%
                                                          Over $500 million                           0.25%
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JNL/Select Value Fund                                     $0 to $300 million                          .55%
                                                          $300 million to $500 million                .50%
                                                          Over $500 million                           .45%
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JNL/T. Rowe Price Established Growth Fund                 $0 to $150 million                          .65%
                                                          $150 to $500 million                        .60%
                                                          Over $500 million                           .55%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund                     $0 to $150 million                          .75%
                                                          Over $150 million                           .70%
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JNL/T. Rowe Price Value Fund                              $0 to $150 million                          .70%
                                                          $150 to $500 million                        .65%
                                                          Over $500 million                           .60%
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JNL/S&P Managed Growth Fund                               $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
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JNL/S&P Managed Conservative Fund                         $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
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JNL/S&P Managed Moderate Growth Fund                      $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Managed Moderate Fund                             $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Managed Aggressive Growth Fund                    $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
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JNL/S&P Retirement Income Fund                            $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Retirement 2015 Fund                              $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Retirement 2020 Fund                              $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Retirement 2025 Fund                              $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Moderate Retirement Strategy Fund                 $0 to $500 million                          .30%
                                                          Over $500 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Moderate Growth Retirement Strategy Fund          $0 to $500 million                          .30%
                                                          Over $500 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Growth Retirement Strategy Fund                   $0 to $500 million                          .30%
                                                          Over $500 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Disciplined Moderate Fund                         $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Disciplined Moderate Growth Fund                  $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Disciplined Growth Fund                           $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Competitive Advantage Fund                        $0 to $500 million                          .40%
                                                          Over $500 million                           .35%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Dividend Income & Growth Fund                     $0 to $500 million                          .40%
                                                          Over $500 million                           .35%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Intrinsic Value Fund                              $0 to $500 million                          .40%
                                                          Over $500 million                           .35%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Total Yield Fund                                  $0 to $500 million                          .40%
                                                          Over $500 million                           .35%
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JNL/S&P 4 Fund                                            All Assets                                     0%
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